UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2026
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The Goodyear Tire & Rubber Company
(Exact name of registrant as specified in its charter)
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Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Innovation Way Akron, Ohio 44316-0001
(Address of principal executive offices and zip code)
(330) 796-2121
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2026, The Goodyear Tire & Rubber Company (the “Company”) announced that Jerome J. Rouquet will become Executive Vice President and Chief Financial Officer, effective December 1, 2026. Scott M. Deakin will continue to serve as Interim Executive Vice President and Chief Financial Officer through November 30, 2026.

Mr. Rouquet is currently Senior Vice President and Chief Financial Officer of Visteon Corporation (a global automotive technology company), a position he has held since February 2020. Prior to that, he held financial leadership roles of increasing responsibility at Federal-Mogul Corporation (a global automotive supplier), including Senior Vice President and Chief Financial Officer. Mr. Rouquet is 59 years old.

Mr. Rouquet will receive an annual base salary of $900,000 and will participate in the Company’s Executive Annual Incentive Plan, with a target annual incentive of $900,000. He will receive a long-term incentive award with a value of $3,200,000 under the Company’s 2022 Performance Plan, consisting of (1) $1,280,000 of Performance Share Units for the performance cycle ending December 31, 2028, (2) $960,000 of Executive Performance Units for the performance cycle ending December 31, 2028, and (3) $960,000 of Restricted Stock Units that will vest ratably over three years. He will also receive make-whole and inducement awards consisting of (1) a $2,500,000 one-time cash payment to be paid on March 15, 2027, with a one-year claw-back period, (2) a one-time $2,600,000 Restricted Stock Unit award that will vest on March 1, 2028, and (3) a one-time $700,000 Restricted Stock Unit award that will vest on March 1, 2029. Mr. Rouquet will become a participant in the Executive Severance and Change in Control Plan, with a severance multiple of 1.5x, and the Defined Contribution Excess Benefit Plan, as well as other benefit plans and programs that generally are available to the Company’s officers and associates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: October 27, 2026	By:	/s/ Daniel T. Young
	Name:	Daniel T. Young
	Title:	Secretary